Exhibit 10.1

Certain identified information has been excluded from this exhibit pursuant to Item 601(b)(10) of Regulation S-K because it is both not material and is the type of information that the Registrant treats as confidential. Information that was omitted has been noted with a placeholder identified by the mark “[***]”

June 11, 2024

SHARE PURCHASE AGREEMENT

ProKidney Corp., a Cayman Islands exempted company (the “Company”), and each of the undersigned investors (each, an “Investor”), severally and not jointly, are entering into this Share Purchase Agreement (this “Agreement”) pursuant to which the Company will sell to each Investor, and each Investor will purchase from the Company, the number of Class A ordinary shares (the “Purchased Shares”), par value $0.0001 per share (the “Ordinary Shares”), of the Company, set forth on the signature page of such Investor at the public offering price set forth in the Final Prospectus Supplement (as defined below) per Purchased Share set forth thereon (the number of Purchased Shares to be purchased by such Investor multiplied by such price, the “Purchase Amount”).

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3, File No. 333-275701, including a base prospectus (the “Base Prospectus”) to be used in connection with the offering and sale of the Purchased Shares. Such registration statement, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act of 1933, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A or 430B under the Securities Act, is called the “Registration Statement.” As used herein, the term “Prospectus” shall mean the final prospectus supplement to the Base Prospectus that describes the offering and sale of the Purchased Shares (the “Final Prospectus Supplement”), together with the Base Prospectus, in the form first made available to the Investors by the Company to meet the requirements of Rule 173(b) under the Securities Act.

As used herein, “Applicable Time” is 9:00 p.m. (New York City time) on June 11, 2024. As used herein, “Time of Sale Prospectus” means the Base Prospectus, as amended or supplemented immediately prior to the Applicable Time, together with the pricing information set forth on the signature pages hereto.

All references in this Agreement to financial statements and schedules and other information which are “contained,” “included” or “stated” in, or “part of” the Registration Statement, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, and all other references of like import, shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be.

All references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, the Time of Sale Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”) that is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be.

All references in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus, any amendments or supplements to any of the foregoing, or any free writing prospectus, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

In connection therewith, and in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, set forth herein, and intending to be legally bound hereby, the Company and each Investor acknowledge and agree as follows:

1. Purchase and Sale. The Company hereby agrees to issue and sell to each Investor, and each Investor hereby agrees, severally and not jointly, to purchase from the Company, the number of Purchased Shares set forth on the signature page of this Agreement and to pay its Purchase Amount on the terms and subject to the conditions provided for herein.

2. Closing; Closing Deliverables. The purchase, sale and issuance of the Purchased Shares shall take place on June 13, 2024 or at such other date, time or place as the parties may mutually agree in writing (the “Closing” and such date, the “Closing Date”). On the Closing Date, (a) the Company will have delivered, or cause to be delivered, such irrevocable instructions and opinions of counsel required to be delivered to effectuate the delivery by Continental Stock Transfer & Trust Company (the “Transfer Agent”) of the Purchased Shares to the Investors through the facilities of the Depository Trust Company in accordance with the instructions set forth on such Investor’s signature page attached hereto and (b) each Investor, in full payment for the Purchased Shares, will deliver or cause to be delivered to the Company immediately available funds by wire transfer to the account set forth below, in an amount equal to the Purchase Amount:

Bank Name:	[***]
Address:	[***]
SWIFT:	[***]
Account Holder:	[***]
Account No.:	[***]
Routing Number:	[***]

On or prior to the Closing Date, the Company shall have delivered to each Investor (i) the Prospectus (which may be delivered in accordance with Rule 172 under the Securities Act) and (ii) a certificate signed by the Chief Executive Officer, the Chief Financial Officer or another authorized officer of the Company to the effect that all of the conditions set forth in Section 6 have been satisfied.

3. Representations and Warranties of the Company. The Company represents and warrants to each Investor as of the Applicable Time and the Closing Date, as follows:

(a) Compliance with Registration Requirements. At the time the Registration Statement was originally declared effective, and at the time the Company’s most recent Annual Report on Form 10-K was filed with the Commission, the Company met the then applicable requirements for the use of Form S-3 under the Securities Act, including General Instruction I.B.1 of Form S-3. The Company is not a shell company (as defined in Rule 405 under the Securities Act) and has not been a shell company for at least 12 calendar months previously and if it has been a shell company at any time previously, has filed current Form 10 information (as defined in Instruction I.B.6 of Form S-3) with the Commission at least 12 calendar months previously reflecting its status as an entity that is not a shell company.

(b) No Misstatement or Omission. The Prospectus when filed complied and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act. Each of the Registration Statement, the Prospectus and any post-effective amendments or supplements thereto, at the time it became effective or its date, as applicable, complied and at the time of each sale of the Purchased Shares and at the Closing Date, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus, as amended or supplemented, as of its date, did not and, at the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no contracts or other documents required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

(c) Incorporation and Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing (where such concept is recognized) under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or in good standing, as the case may be, would not result in a material adverse change, or any development that would reasonably be expected to result in a material adverse change, on or affecting the assets, business, operations, earnings, properties, condition (financial or otherwise), prospects, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, or prevent or materially interfere with consummation of the transactions contemplated hereby (any such change, a “Material Adverse Change”).

(d) Authorization; Enforceability. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Purchased Shares in accordance with the terms hereof. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

(e) Authorization of the Ordinary Shares. The Purchased Shares, when sold and issued (by entry of the name of the registered owner therefor in the Register of Members of the Company confirming that such Purchased Shares have been issued and credited as fully paid) against payment therefor in accordance with this Agreement, shall be validly issued and outstanding, fully paid and non-assessable and free from all liens, charges, taxes, security interests, encumbrances, rights of first refusal, preemptive or similar rights and other encumbrances with respect to the issue thereof. Upon issuance in accordance with the terms of this Agreement, the Purchased Shares will be freely tradable by each Investor on the Nasdaq Capital Market (the “Nasdaq”) without restriction (assuming such investor is not an “affiliate” within the meaning of Rule 405 promulgated under the Securities Act), and the Shares shall not bear any restrictive legends (electronic or otherwise).

4. Representations and Warranties of the Investors. Each Investor, for itself and for no other Investor, represents, warrants, acknowledges and agrees, as of the Applicable Time and the Closing Date, that: (i) it is duly organized, validly existing and in good standing (as applicable) under the laws of the jurisdiction that governs it, and is duly qualified to do business and in good standing in each jurisdiction where such qualification is required and has all requisite power and authority to own, operate and lease its properties and to carry on its business as it is being conducted on the date of this Agreement; (ii) it is neither in bankruptcy, liquidation or receivership (and no order or resolution therefore has been presented and no notice of appointment of any liquidator, receiver, administrative receiver or administrator has been given), nor are there any valid grounds or circumstances on the basis of which any such procedure may be requested on a voluntary or involuntary basis by any entity; (iii) it has the legal right and power to enter into this Agreement and to purchase all rights and interest in the number of Purchased Shares as set forth on such Investor’s signature page hereto pursuant to this Agreement and to comply with its other obligations hereunder; (iv) this Agreement and any other documents required to be signed by such Investor hereunder have been duly authorized (or, in the case of documents to be executed and delivered at the Closing, will have been duly authorized by all necessary action on the part of such Investor), executed and delivered by or on behalf of such Investor; and, assuming due authorization, execution and delivery by the other parties thereto, this Agreement and all documents required hereunder to be executed by such Investor constitute or will constitute, in the case of documents to be executed and delivered at the Closing, the legally valid and binding obligations of such Investor, enforceable against such Investor in accordance with its terms, except that such enforceability (A) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general application affecting or relating to the enforcement of creditors’ rights generally and (B) is subject to general principles of equity, whether considered in a proceeding at law or in equity; (v) the entry into, execution, delivery and performance of this Agreement does not infringe any contractual, organizational or legal obligation (including any marital obligation or agreement) of such Investor; (vi) the entry into, execution, delivery and performance of this Agreement does not require (A) any consent, approval, order or authorization of or other action by any governmental entity, or any registration, qualification, declaration or filing (other than any filings required to be made with the Commission) under the Securities Act, or the Exchange Act; or (B) on the part of such Investor, any consent by or approval of or notice to any other person or entity (other than a governmental entity), the absence or omission of which would, either individually or in the aggregate, breach any marital obligation or agreement or have a material adverse effect on such Investor’s ability to consummate the transactions contemplated hereby (vii) other than pursuant to the separate non-disclosure agreements entered into by the Company, on the one hand, and each other party hereto, on the other (the “Confidentiality Agreements”), in connection with the transactions contemplated by this Agreement, there have been no representations, warranties, covenants and agreements made with respect to this Agreement and the transactions contemplated hereby to such Investor by or on behalf of the Company or any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements set forth herein; (viii) such Investor has independently, without reliance upon the Company and based on such information as it deemed appropriate, investigated the current business and financial condition of the Company and its subsidiaries and the circumstances surrounding the sale and purchase of the Purchased Shares in order to make an investment decision with respect to the Purchased Shares, and such Investor has had the opportunity to review the Company’s filings with the Commission and such other information as has been requested by such Investor and provided by the Company; (ix) such Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Purchased Shares, and such Investor has sought and received such accounting, legal and tax advice as such Investor has considered necessary to make an informed investment decision and such Investor has independently, without reliance upon the Company and based on such information as it deemed appropriate, such Investor has made its own assessment and has satisfied itself concerning relevant tax and other economic considerations relative to its purchase of the Purchased Shares, and such Investor is able to sustain a complete loss on its investment in the Purchased Shares; (x) such Investor is familiar with the limitations imposed upon a recipient of material non-public information under applicable securities laws; (xi) when required to deliver payment to the Company, such Investor will have sufficient funds to pay the Purchase Amount and consummate the purchase and sale of the Purchased Shares pursuant to this Agreement; (xii) there is no proceeding, pending or, to the knowledge of such Investor, threatened, against it or its subsidiaries, that would reasonably be expected to impair in any respect the ability of such Investor to perform its obligations hereunder or prevent, prohibit, restrict or materially delay the consummation of the transactions contemplated by this Agreement; (xiii) such Investor and its officers, directors, and employees are in compliance, in all material respects, with sanctions and applicable anti-corruption laws and anti-money laundering laws, and neither Investor nor any of its officers, directors, or employees is a sanctioned person; and (xiv) as to Investors of Mexican nationality, they are “qualified investors” (inversionistas calificados) or “institutional investors” (inversionistas institucionales) (as such terms are defined in applicable Mexican regulations), and they acknowledge that (a) the Purchased Shares have not been and will not be registered with the Mexican National Registry of Securities (Registro Nacional de Valores) maintained by the Mexican National Banking and Securities Commission (Comision Nacional Bancaria y de Valores, or the “CNBV”) and, therefore, may not be offered or sold publicly in Mexico, (b) the Company has not publicly disseminated or disclosed, and is not permitted to publicly disseminate or disclose, the Prospectus (or any amendments or supplements thereto) and any documents or information related to the offering or sale of the Purchased Shares in Mexico, and (c) the information in the Prospectus (or any amendments or supplements thereto) has not been and will not be reviewed or authorized by the CNBV.

5. Additional Covenants. The Company further covenants and agrees with each Investor as follows:

(a) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to an Investor, not misleading, the Company agrees to promptly prepare, file with the Commission and furnish, at its own expense, to the Investors upon request, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to an Investor, not misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(b) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Purchased Shares sold by it in the manner described under the caption “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(c) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Purchased Shares.

(d) Earnings Statement. The Company will make generally available to its security holders as soon as practicable an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Company commencing after the date of this Agreement that will satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. For the avoidance of doubt, the Company’s compliance with the reporting requirements of the Exchange Act shall be deemed to satisfy the requirements in the immediately preceding sentence.

(e) Continued Compliance with Securities Laws. The Company will comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Purchased Shares as contemplated by this Agreement, the Registration Statement, the Time of Sale Prospectus and the Prospectus. Without limiting the generality of the foregoing, the Company will, during the period when a prospectus relating to the Purchased Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), file on a timely basis with the Commission and the Nasdaq all reports and documents required to be filed under the Exchange Act.

(f) Listing. The Company will use its reasonable best efforts to list, subject to notice of issuance, the Purchased Shares on the Nasdaq.

(g) Investment Limitation. The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Purchased Shares in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act of 1940, as amended.

(h) No Stabilization or Manipulation; Compliance with Regulation M. The Company will not take, and will ensure that no affiliate of the Company will take, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of the Ordinary Shares or any reference security with respect to the Ordinary Shares, whether to facilitate the sale or resale of the Purchased Shares or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M under the Exchange Act.

(i) Disclosure of Transactions and Other Material Information. The Company shall, on or before 8:30 a.m., New York City time, on the second business day after the date of this Agreement (or if this Agreement is executed between midnight and 9:00 a.m., New York City time, no later than 9:01 a.m., New York City time, on the first business day after the date of this Agreement), issue a press release, file a Current Report on Form 8-K and/or file the Final Prospectus Supplement (any such communication, a “Cleansing Release”) disclosing all the material terms of the transactions contemplated hereby. From and after the issuance or filing of the Cleansing Release, the Company shall have disclosed all material, nonpublic information delivered to the Investors by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents (if any) in connection with the transactions contemplated by this Agreement. In addition, effective upon the issuance or filing of the Cleansing Release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under this Agreement, the Confidentiality Agreements or any other agreement entered into in connection with the transactions contemplated by this Agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or affiliates, on the one hand, and any Investor or any of their respective officers, directors, agents, employees or investment advisers, on the other hand, shall terminate. Without the prior written consent of any applicable Investor, the Company shall not (and shall cause each of its subsidiaries and affiliates to not) disclose the name of such Investor or any of its affiliates or advisers (i) in any press release or marketing materials (including the Cleansing Release) or (ii) in any filing, announcement, release or otherwise, except with respect to this clause (ii) in a Current Report on Form 8-K in which the Company files this Agreement or as otherwise required by federal securities law or to the extent such disclosure is required by law or Nasdaq regulations, in which case the Company shall provide the applicable Investor with prior notice of and an opportunity to comment on such disclosure permitted hereunder.

6. Closing Conditions. The obligation of the Company and each Investor (severally and not jointly) to consummate the purchase and sale of the Purchased Shares pursuant to this Agreement is subject to the following conditions:

(a) no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any injunction, judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the consummation of the transactions contemplated hereby illegal or otherwise enjoining, restraining or prohibiting consummation of the transactions contemplated hereby;

(b) all deliveries in Section 2 of this Agreement shall have been made by the Company and each Investor;

(c) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment to the Registration Statement shall be in effect, and no proceedings for such purpose shall have been instituted or threatened by the Commission;

(d) the representations and warranties set forth in Section 3 and 4 above shall be true and correct in all respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date hereof and on the Closing Date, with the same effect as if then made;

(e) each party shall have performed or complied with all obligations, covenants and agreements to be performed or complied with by it on or prior to the Closing Date; and

(f) no Material Adverse Change shall have occurred since the date hereof.

7. Payment of Expenses. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, shall be paid by the party incurring such expenses.

8. Termination. This Agreement shall terminate with respect to an Investor and be void and of no further force and effect with respect to the Company and such Investor, and all rights and obligations of the party hereunder shall terminate without any further liability on the part of any party in respect thereof, (i) upon the mutual written agreement of the Company and such Investor to terminate this Agreement or (ii) by either the Company or an Investor, solely as to itself, if the Closing has not occurred on or before the fourth business day following the date hereof, provided, however, that the right to terminate this Agreement pursuant to this clause (ii) shall not be available to a party if such party’s breach of a representation, warranty, covenant or agreement under this Agreement has been the cause of the failure of the Closing to occur on or before such date.

9. Miscellaneous.

(a) The Company and the Investors (A) shall each execute and deliver, or shall cause to be executed and delivered, such documents and other instruments and shall take, or shall cause to be taken, such further action as may be reasonably necessary to carry out the provisions of this Agreement and give effect to the transactions contemplated by this Agreement and (B) shall refrain from taking any actions that could reasonably be expected to impair, delay or impede the Closing or the consummation of the transactions contemplated by this Agreement.

(b) Neither this Agreement nor any rights that may accrue to the parties hereunder (other than the Purchased Shares acquired hereunder, if any) may be transferred or assigned with respect to an Investor without the prior written consent of the Company and such Investor.

(c) All of the agreements, representations and warranties made by each party hereto in this Agreement shall survive the Closing.

(d) For the avoidance of doubt, each agreement between the Company and an Investor shall constitute a separate Agreement, and all obligations of an Investor hereunder are separate and several from the obligations of any other Investor. The decision of an Investor to purchase the Purchased Shares pursuant to this Agreement has been made by such Investor independently of any other Investor. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor or investor to be joined as an additional party in any proceeding for such purpose.

(e) This Agreement may not be amended, modified, waived or terminated with respect to an Investor except by an instrument in writing, signed by the Company and such Investor. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

(f) This Agreement and the Confidentiality Agreements constitute the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as expressly otherwise provided herein, this Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successors and assigns, and the parties hereto acknowledge that such persons so referenced are third party beneficiaries of this Agreement with right of enforcement for the purposes of, and to the extent of, the rights granted to them, if any, pursuant to the applicable provisions.

(g) This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(h) This Agreement shall be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof) as to all matters (including any action, suit, litigation, arbitration, mediation, claim, charge, complaint, inquiry, proceeding, hearing, audit, investigation or reviews by or before any governmental entity related hereto), including matters of validity, construction, effect, performance and remedies.

(i) Each party hereby submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and waives right to any other jurisdiction to which it may be entitled by reason of present or future domicile, place of residence or any other reason and any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts.

(j) Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:00 p.m. (New York City time) on a business day (provided no rejection notice is received), (b) the next business day after the date of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. (New York City time) on any business day, (c) the second business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Investor has executed or caused this Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Investor:

By:
Name:
Title:
Date:
State/Country of Formation or Domicile:

Number of Purchased Shares:

Aggregate Purchase Amount: $

Legal name of Investor in which shares are to be registered:

Tax ID (if no Tax ID put N/A):

Address for purposes of notice:

Attn:

Email:

☐ By checking this box, the Investor agrees to wire the Aggregate Purchase Amount listed above to the account set forth below no later than June 13, 2024.

Bank Name:	[***]
Address:	[***]
SWIFT:	[***]
Account Holder:	[***]
Account No.:	[***]
Routing Number:	[***]

IN WITNESS WHEREOF, the undersigned has accepted this Agreement as of the date set forth below.

PROKIDNEY CORP.

By:
Name:
Title:

Address for purposes of notice:

Date: June 11, 2024